UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on October 3, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 11, 2022 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (“Prologis OP”), Compton Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Compton Merger Sub OP LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub” and, together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”), Duke Realty Corporation, an Indiana corporation (“DRE”), and Duke Realty Limited Partnership, an Indiana limited partnership (“DRE OP” and, together with DRE, the “DRE Parties”).

Pursuant to the Merger Agreement, on October 3, 2022: (a) DRE merged with and into Prologis Merger Sub (the “DRE Merger”), with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Surviving Entity”), (b) thereafter, Prologis and the Surviving Entity caused all of the outstanding equity interests of the Surviving Entity to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to Prologis and/or its subsidiaries as directed by Prologis, and (c) thereafter, Prologis OP Merger Sub merged with and into DRE OP, with DRE OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the DRE Merger, the “Mergers”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, on October 3, 2022, at the effective time of the DRE Merger (the “DRE Merger Effective Time”), each share of common stock, par value $0.01 per share, of DRE (“DRE Common Stock”) issued and outstanding as of immediately prior to the DRE Merger Effective Time (other than shares of DRE Common Stock owned by any of the DRE Parties or any of their respective wholly owned subsidiaries and shares of DRE Common Stock owned by any of the Prologis Parties or any of their respective wholly owned subsidiaries) was automatically converted into the right to receive 0.475 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, on October 3, 2022, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in DRE OP as of immediately prior to the Partnership Merger Effective Time remained general partnership interests in DRE OP, (b) each common partnership interest of DRE OP (“DRE Common OP Units”) that was issued and outstanding immediately prior to the Partnership Merger Effective Time (other than any DRE Common OP Units as described in clauses (c) and (d) below) were automatically converted into new validly issued common limited partnership interests in Prologis OP in an amount equal to the Exchange Ratio and each holder of DRE Common OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, (c) each DRE Common OP Unit owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time remained outstanding at and following the Partnership Merger Effective Time and (d) each DRE Common OP Unit owned by any wholly owned subsidiary of the Surviving Entity or of DRE OP, in each case, as of immediately prior to the Partnership Merger Effective Time, was canceled and ceased to exist, and no consideration was delivered in exchange therefor.

Pursuant to the terms of the Merger Agreement, at the DRE Merger Effective Time, each DRE equity award and deferred share account vested in full (to the extent it was not previously vested) and was canceled in exchange for a payment of the Exchange Ratio of Prologis Common Stock with respect to each underlying share of DRE Common Stock (or, in the case of awards that were subject to performance-based vesting conditions, an amount of cash calculated in accordance with the formula set forth in the Merger Agreement), less applicable taxes and withholdings. In addition, at the Partnership Merger Effective Time, each LTIP Unit in DRE OP vested in full (to the extent it was not previously vested) and was converted into common units of Prologis OP in accordance with the formula set forth in the Merger Agreement (or, in the case of certain performance-based awards of LTIP Units in DRE OP, an amount of cash calculated in accordance with the formula set forth in the Merger Agreement), less applicable taxes and withholdings.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and the related Letter Agreement, dated as of September 16, 2022, by and among the Prologis Parties and the DRE Parties, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2022, in connection with the Mergers and effective upon the DRE Merger Effective Time, Prologis increased the size of the Prologis board of directors from eleven members to twelve members and appointed James B. Connor to the Prologis board of directors, to hold office until his successor is elected and qualified or his earlier death, resignation or removal. Mr. Connor is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Connor will receive compensation under Prologis’s non-employee director compensation program, as described in the section titled “Director Compensation” in Prologis’s definitive proxy statement for its 2022 Annual Meeting of Shareholders, filed on March 25, 2022, which description is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 3, 2022, Prologis issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Duke Realty Corporation and Duke Realty Limited Partnership as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for each of the three years in the period ended December 31, 2021 are attached hereto as Exhibit 99.2 and incorporated to this Item 9.01(a) by reference.

The unaudited consolidated balance sheets of Duke Realty Corporation and Duke Realty Limited Partnership as of June 30, 2022, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for the three-month periods and the six-month periods ended June 30, 2022 and 2021 are attached hereto as Exhibit 99.3 and incorporated to this Item 9.01(a) by reference.

(b)       Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Prologis, Inc. and Prologis, L.P. as of June 30, 2022, for the six months ended June 30, 2022 and for the year ended December 31, 2021 are attached hereto as Exhibit 99.4 and incorporated to this Item 9.01(b) by reference.

(d)       Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 11, 2022, by and among Prologis, Inc., Prologis, L.P., Compton Merger Sub LLC, Compton Merger Sub OP LLC, Duke Realty Corporation and Duke Realty Limited Partnership (incorporated by reference to Exhibit 2.1 to Prologis, Inc.’s. and Prologis, L.P.’s Form 8-K filed on June 13, 2022)*

2.2	Letter Agreement, dated as of September 16, 2022, by and among Prologis, Inc., Prologis, L.P., Compton Merger Sub LLC, Compton Merger Sub OP LLC, Duke Realty Corporation and Duke Realty Limited Partnership (incorporated by reference to Exhibit 2.1 to Prologis, Inc.’s. and Prologis, L.P.’s Form 8-K filed on September 16, 2022)

23.1	Consent of KPMG LLP

99.1	Press Release, dated October 3, 2022

99.2	Audited consolidated balance sheets of Duke Realty Corporation and Duke Realty Limited Partnership as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for each of the three years in the period ended December 31, 2021 (incorporated by reference to Duke Realty Corporation’s and Duke Realty Limited Partnership’s Annual Report on Form 10-K filed on February 18, 2022)

99.3	Unaudited consolidated balance sheets of Duke Realty Corporation and Duke Realty Limited Partnership as of June 30, 2022, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for the three-month periods and the six-month periods ended June 30, 2022 and 2021 (incorporated by reference to Duke Realty Corporation’s and Duke Realty Limited Partnership’s Quarterly Report on Form 10-Q filed on August 8, 2022)

99.4	Unaudited pro forma condensed combined financial statements of Prologis, Inc. and Prologis, L.P. as of June 30, 2022, for the six months ended June 30, 2022 and for the year ended December 31, 2021 (incorporated by reference to Exhibit 99.1 to Prologis, Inc.’s. and Prologis, L.P.’s Form 8-K filed on August 10, 2022)

104	Cover Page Interactive Data File (embedded within the iXBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Prologis agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: October 3, 2022	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

PROLOGIS, L.P.

	By:	Prologis, Inc., its General Partner

Date: October 3, 2022	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel